Melinta Therapeutics The Antibiotics Company . Q1 2018 Earnings Conference Call May 8, 2018 Exhibit 99.2

Cautionary Note Regarding Forward-looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future cash flows, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Risks and uncertainties for Melinta Therapeutics, Inc. (the “Company”) are more fully described in the Company’s recent filings with the SEC, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2017. .

Q1 2018 Earnings Conference Call - Agenda 1. Business Update Dan Wechsler, President and CEO 2. Financial Results and Outlook Paul Estrem, CFO 3. Conclusion and 2018 Catalysts Dan Wechsler, President and CEO .

Q1 and YTD Business Highlights $14.8 million of net revenue* in Q1 $11.8 million of net product sales in Q1 Sales force cross training complete – new incentive plan in place Cost synergies to be achieved earlier than anticipated Evaluating BD opportunities to monetize valued portfolio ex-US Strong support from existing shareholders to support growth of the company Baxdela CABP trial enrollment ahead of schedule Vabomere EU application on target CARB-X funding received to support advancement of new antibiotic class Strong ECCMID presence with 12 posters & presentations Submissions of delafloxacin ongoing in Europe and Latin America Revenue Growth Operational Strength R&D Progress . * Excludes $2.7 million BARDA grant funding included in Other Income

Vabomere™: Launch Momentum Continues Cumulative Ordering Accounts Tripled Year to Date Cumulative Ordering Accounts Source: Company data . ~3x 97 formulary approvals to-date 0 formulary rejections to-date >35% month-over-month ordering growth YTD 50% of accounts reordering

Baxdela™: Off to a Terrific Start

- 115 million patient lives have access
- 90 formulary approvals to-date
- 11 different specialties prescribing for ABSSSI
- >30 additional formulary meetings scheduled

Cumulative Health Care Professionals (HCPs) Prescribing


~2x
1/5/2018
1/12/2018
1/19/2018
1/26/2018
2/2/2018
2/9/2018
2/16/2018
2/23/2018
3/2/2018
3/9/2018
3/16/2018
3/23/2018
3/30/2018
4/6/2018
4/13/2018

Cumulative Hospital Accounts Ordering


~2x
1/5/2018
1/12/2018
1/19/2018
1/26/2018
2/2/2018
2/9/2018
2/16/2018
2/23/2018
3/2/2018
3/9/2018
3/16/2018
3/23/2018
3/30/2018
4/6/2018
4/13/2018

Week-over-week Prescribing Doubled Over Last 8 Weeks

Source: Company data

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Orbactiv®: Accelerating Growth Quarter-on-quarter >30% Quarter-on-quarter Growth # of Hospital Accounts Ordering # of New Accounts Ordering 5 or More Boxes/Quarter Source: Company data . ~50% Quarter-on-quarter Growth 54 new accounts in March 70% of volume purchased by the hospital >50% demand over Q1 2017 ~50% >30%

Minocin®: Sales Reinvigorated with Vabomere Source: Company data . Consistent Quarter-over-quarter Gains; Early Synergies Reported Alongside Vabomere Double-digit growth vs. Q1 2017 on a pro forma basis Increased level of product growth YTD correlation with launch of Vabomere >10% Boxes Sold By Quarter

Commercial Efficiency and Optimization Underway Expands Share of Voice for All Products by 2-3x Step 1: Launch Step 2: Optimize . Incentive Plan 1 Incentive Plan 2 New Incentive Plan

Focused on Accelerating Growth and Cash Flows Through Business Development Ex-US out-licensing Strategic acquisitions / partnerships Non-core portfolio optimization Government / non-dilutive partnerships 1 Support existing partnerships OUS rights for Vabomere, Orbactiv, Minocin Japan rights for Baxdela Accretive, differentiated anti-infective products Leveragable within established commercial infrastructure 2 3 Paths to derive value from non-core assets 4 Government contracts, grants, other non-dilutive arrangements .

Melinta is Now Powered by CARB-X . . Agreement supporting development of new antibiotic class called the pyrrolocytosine to treat ESKAPE pathogens Melinta will receive initial grant of up to $2.3 million with potential to receive additional $3.9 million to support existing discovery efforts Initial goal of selecting lead candidate & completing IND-enabling program

Pipeline and Publications Update

Baxdela
- Pediatric formulation work underway
- EMA centralized review in process; LATAM NDA submissions underway
- Phase 3 CABP enrollment completion: Expected by Q4 2018

Vabomere
- Pediatric study ongoing
- EMA regulatory approval: Expected Q4 2018
- TANGO-1 published; TANGO-2 additional data and potentially publication

Orbactiv
- Pediatric study ongoing
- Pre-clinical studies to support IV reformulation - under discussion

Minocin
- Ongoing discussions with EMA related to regulatory approval pathways

Radezolid (partnered)
- Phase 2 topical acne vulgaris trial ongoing
- Formulation development initiated for bacterial vaginosis, received QIDP

ESKAPE
- Announced CARB-X funding

Fusidic Acid *
- First ABSSSI Phase 3 met primary endpoint

Solithromycin *
- Japan partner Toyama completed enrollment in four studies
- US pediatric trial winding down after evaluation and discussions with BARDA

* Non-core assets

Melinta THERAPEUTICS

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Q1 Financial Results & Guidance Paul Estrem, Chief Financial Officer .

Q1 2018 Financial Highlights – Strong Start to 2018 . Metrics (in millions) GAAP Adjustment Non-GAAP Comments Total Net Revenue $14.8 $14.8 Excludes BARDA grant funding - Product 11.8 11.8 - Contract 3.0 3.0 COGS 7.7 (4.7) 3.0 Deal-related amortization Total Operating Expenses $50.8 (4.6) $46.1 - R&D 16.1 (0.3) 15.8 Stock comp - SG&A 34.6 (4.3) 30.3 Stock comp, M&A-related Cash & Cash Equivalents $91.5 $91.5 Long-term Debt $147.8 $147.8 Common Shares Outstanding 31.4 31.4 Options, RSUs and Warrants Outstanding 6.1 6.1 Anticipate Orbactiv and Minocin to Achieve Net Sales of $36-40 Million for FY 2018

Closing and Catalysts Dan Wechsler, President & Chief Executive Officer .

Strong Q1 performance from four brands with growing momentum Achieved key development milestones on or ahead of schedule Compelling progress on cost savings and sales cross-training Focused on enhancing cash position Secured important partnership with CARB-X to support research initiatives Melinta Therapeutics, The Antibiotics Company . Products Pipeline Discovery Operational Strength

2018 Future Catalysts Progress ESKAPE Program in partnership with CARB-X Baxdela Vabomere Discovery Corporate/ BD Provide launch updates EMA regulatory approval, including TANGO-2 data TANGO-2 data potential publications Execute ex-US partnerships for balance of portfolio Execute accretive business development opportunities Drive focused publication strategy with 30+ planned Continue to drive revenue and cost synergies in 2018 and beyond Provide launch updates Complete enrollment for Phase 3 CABP study Receive country approvals in South & Central America .